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                                                                   EXHIBIT 10.12

                              Employment contract



Concluded on 18.12.97 between Carey Agri International Poland Sp. z o.o.
with its registered seat in Warsaw, ul. Lubelska 13, hereinafter referred to as the "Employer" represented by William Carey - President and
Mr. Robert Bohojlo
resident in Warsaw
hereinafter referred to as the "Employee"



                                     (S) 1

The Employer engages the Employee as Chief Finance Officer.

                                     (S) 2

The agreement herewith is signed for 3 years period and can by dissolved by 3 months notice.

                                     (S) 3

The range of duties of the employed party is the following but not limited to:
1. Preparing and presenting the reports regarding the
* P/L;
* balance sheet;
* actual overhead vs. projected overhead;
* profitability ratio's of the company;

2. Cooperation with the Chief Accountant;

3. Cooperation with the controller in analyzing the overhead costs of Warsaw branch and other branches;

4. Preparation of the GAPP reports on the monthly basis;

5. Cooperation with the Company management;

6. Creation of the internal procedures on finances of the company;
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7. Creation of the internal procedures of reporting.

                                     (S) 4

The employment will start on January 1st, 1998.

                                     (S) 5

During the term of this contract, the Employee will be paid on accordance with the basis set out below:

1) Monthly net renumeration amounts to the equivalent of 833.33 USD paid in Polish zlotys.

2) In order to account the monthly renumeration, the average exchange rate announced by the National Bank of Poland at the day of payment is used.

                                     (S) 6

The Employee will be entitled to use the company car in the class of Ford Mondeo for business purposes.

                                     (S) 7

The Employee is entitled to annual vacation leave according to the Labour Code provisions.

                                     (S) 8

All issues not regulated herein shall be determined in accordance with the Polish Labour Code.

                                     (S) 9

Any modifications of this contract must be made in writing under penalty of nullity.

                                     (S) 10

The Agreement has been made in two identical copies, one for each Party and in two language versions; Polish and English, each of which have equal force.


[illegible signature]                         [illegible signature]
-------------------------                     --------------------------
Employer                                      Employee



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Statement

I declare, that I have received a copy of this contract and after acknowledging its substance, I accept the proposed terms of employment and renumeration. Simultaneously, I acknowledge the work regulations presently in force within the firm. I hereby confirm my undertaking to keep confidential all information relating to my Employer and employment and not to convey them to any third party.



[illegible signature]                         [illegible signature]
-------------------------                     --------------------------
Employee                                      Recipient of the Statement


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